Summary Prospectus Supplement

March 16, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund Trust
Summary Prospectus dated January 28, 2022

Short Duration Income Portfolio (the "Fund")

The following changes will take effect on April 29, 2022:

•  Class IS shares of the Fund will be renamed Class R6 shares;

•  The minimum initial investment amount for Class I shares of the Fund will be reduced to $1 million;

•  The minimum initial investment amount for Class R6 shares of the Fund will be reduced to $5 million;

•  A contingent deferred sales charge of 0.25% will be added for Class A shares of the Fund that are not subject to any sales charges at the time of purchase if the shares are sold within 12 months after purchase. This contingent deferred sales charge will apply only to shares purchased after April 29, 2022; and

•  The maximum front-end sales charge for Class A shares of the Fund will be increased to 2.25% and the dealer commission schedule will be amended.

Accordingly, the following changes will be made to the Summary Prospectus effective April 29, 2022:

Each instance of "Class IS" is hereby deleted and replaced with "Class R6."

The table in the section of the Summary Prospectus entitled "Fees and Expenses—Shareholder Fees" is hereby deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	2.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00[2]	None

Each row with respect to Class A in the tables entitled "If you SOLD Your Shares" and "If You HELD Your Shares" in the section of the Summary Prospectus entitled "Fees and Expenses—Example" is hereby deleted in its entirety and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A	$280	$427	$587	$1,051

Footnotes 1 and 2 in the section of the Summary Prospectus entitled "Fees and Expenses" are hereby changed to footnotes 2 and 3. A new footnote 1 is hereby added in the same section and the following language is added to the new footnote 1:

Investments in Class A shares that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 0.25% that will be imposed if you sell your shares within 12 months after purchase, except for certain specific circumstances.

The row with respect to Class A in the table entitled "Average Annual Total Returns" in the section of the Summary Prospectus entitled "Performance Information" is hereby deleted in its entirety and replaced with the following:

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class A (commenced operations on 9/28/07)†
Return Before Taxes	-2.37%	1.59%	2.09%	0.47%

†  Effective April 29, 2022, the historical total returns with sales charges deducted for Class A shares have been restated to reflect the current maximum sales charge of 2.25%.

In the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares," the minimum initial investment amount for Class I shares and Class R6 shares of the Funds will be reduced to $1 million and $5 million, respectively.

Please retain this supplement for future reference.

  IFTSDISUMPROSPT 3/22